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                                                                     EXHIBIT 4.1


                       Incorporated Under The Laws Of The
                                State Of Delaware


      Number                                                    Shares

    -SPECIMEN-                                                -SPECIMEN-



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                            BILL BARRETT CORPORATION

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           $.001 Par Value Common Stock, 150,000,000 Shares Authorized

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                          THIS CERTIFIES THAT SPECIMEN
                                              --------
                           is the registered holder of

                                    SPECIMEN
                                    --------
                  shares of the $.001 par value Common Stock of

            Bill Barrett Corporation, fully paid and non-assessable, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

            IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate

  Seal to be hereunto affixed as of the __________ day of__________, A.D. 2004.


----------------------------------            ----------------------------------
   Francis B. Barron, Secretary                 Fredrick J. Barrett, President



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     For Value Received, ____________________________ hereby sells, assigns and transfers unto _________________________________________________________________
______ Shares represented by the within Certificate, and does hereby irrevocably constitute and appoint_____________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated _______________ 20 _____

                                      __________________________________________
                                      Signature

                                      [NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT, OR ANY CHANGE WHATEVER.]

In presence of

______________________________________